Intangible Assets - Schedule of Intangible Assets (Details) - USD ($)	Mar. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Total	$ 10,582	$ 10,582	$ 10,582
Less: Accumulated amortization	(5,119)	(4,690)	(2,978)
Intangible assets, net	5,463	5,892	7,604
Domain Name [Member]
Total	2,000	2,000	2,000
Facilities Manager's Package Online [Member]
Total	1,022	1,022	1,022
MLC CD Systems (Software) [Member]
Total	$ 7,560	$ 7,560	$ 7,560